FORM 8-K ---CURRENT REPORT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) March 26, 2002.

Andersen Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware 0-1460 06-0659863

(State or other Jurisdiction Commission (IRS Employer

of Incorporation) File Number) Identification No.)

515 Madison Avenue, Suite 2600, New York, NY 10022

(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 826-8942

(Former name of former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

  On March 26, 2002, the Company sold substantially all of the inventory, manufacturing equipment, office furniture and intellectual property of its wholly-owned subsidiary, The JM Ney Company (JM Ney) to Deringer Mfg. Company pursuant to the terms of the Asset Purchase Agreement dated as of November 8, 2001. The total cash consideration received by JM Ney for the assets sold, less the value of certain liabilities assumed was $10,961,446, of which $600,000 was deposited into an escrow account to satisfy certain defined claims, if any, relating to inventory and the Company's and JM Ney's representations and warranties. Under terms of the Asset Purchase Agreement and related documents, Deringer assumed JM Ney's commitments for leases of manufacturing and office equipment. JM Ney and Deringer entered into an eight-year lease of JM Ney's Bloomfield, Connecticut manufacturing facility.

  Item 7. Financial Statements and Exhibits.

  (1) Pro forma financial information.

Summary F-1

Pro Forma Consolidated Condensed Balance Sheet as of November 30, 2001 F-2

Pro Forma Consolidated Condensed Statements of Operations for the Nine

Months Ended November 30, 2001 F-3

Pro Forma Consolidated Condensed Statements of Operations for the Year

Ended February 28, 2001 F-4

Pro Forma Consolidated Condensed Statements of Operations for the Year

Ended February 29, 2000 F-5

Pro Forma Consolidated Condensed Statements of Operations for the Year

Ended February 28, 1999 F-6

Notes to Pro Forma Consolidated Condensed Financial Statements F-7 to F-9

The accompanying pro forma condensed consolidated balance sheet and supporting notes have been prepared as if the sale of JM Ney's assets had occurred as of November 30, 2001, the end of the Company's third fiscal quarter. Since the transaction occurred effective as of

March 22, 2002, the Company expects to report results that differ from the accompanying pro forma financial information. The following presents a reconciliation of the pro forma adjustments to the Company's retained earnings as presented herein to the current estimate of the results that it anticipates reporting in future reports.
Pro forma increase before income taxes in retained earnings based on November 30, 2001 calculations	$3,579
Gain to be reported in the quarter ended February 28, 2002 based on reduction of inventories reported using last in, first out (LIFO) method of accounting	(1,973)
Approximate change in gain due to changes in precious metals prices and levels	178
Increase in gain due to depreciation of fixed assets sold at a fixed price	305
Other, net	(22)
---------------
Estimated change in retained earnings before income taxes to be reported during the quarter ending May 31, 2002	$2,067

(c) Exhibits.

(10) Lease Agreement Between The J.M. Ney Company, as Landlord, and Deringer Mfg. Company as Tenant.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This report contains "forward-looking statements", as the phrase is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act.

The statements contained in this Form 8-K that are not historical information are forward-looking statements that relate to future events including statements relating to the accounting for the sale of the assets of The J.M. Ney Company. These statements involve risks and uncertainties, and the actual outcome may differ materially from these statements.

Potential risks and uncertainties with respect to statements in this Form 8-K regarding the sale of the assets of The J.M. Ney Company include, but are not limited to differences in estimated costs of the transaction and amounts to be realized from escrowed funds and the realization of other assets and liabilities not sold to Deringer Mfg. Company.

All forward-looking statements included in this report are based upon information available to the Company as of the date hereof and the Company disclaims any obligation to update developments of these risks or to announce publicly any revision to any of the forward-looking statements contained in this release, or to make corrections to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duty caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Andersen Group, Inc.

(Registrant)

Date: April 5, 2002 /s/ Andrew M. O'Shea

Andrew M. O'Shea

Chief Financial Officer

ANDERSEN GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED

FINANCIAL INFORMATION

SUMMARY

The unaudited pro forma consolidated condensed financial information of Andersen Group, Inc. ("Andersen" or the "Company") on pages F-2 through F-9 gives effect to the sale of substantially all of the net assets of The J.M. Ney Company ("JM Ney") to Deringer Mfg. Company ("Deringer") and the payment of JM Ney's bank debt as if it occurred on November 30, 2001. The accompanying unaudited pro forma consolidated condensed financial information also gives effect to the sale of a real estate property sold December 21, 2001 by the Company's wholly-owned subsidiary, Andersen Realty, Inc. (and at November 30, 2001 was classified as "Asset held for sale" in the Company's consolidated balance sheet), and the related payment of the Company's debt obligations which are secured by the real estate which was sold in December 2001. The unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended February 28, 2001, and the Quarterly Report on Form 10-Q for the nine months ended November 30, 2001.

The unaudited pro forma consolidated condensed Statements of Operations for the nine months ended November 30, 2001 and for the years ended February 28, 2001, February 29, 2000 and February 28, 1999 give pro forma effect to the sale of JM Ney as if it had occurred as of March 1, 1998. The unaudited proforma condensed Statements of Operations for the nine months ended November 30, 2001 and for the year ended February 28, 2001 also give pro forma effect to the sale of Andersen Realty's real estate property as if it had occurred as of March 1, 2000. The Unaudited Pro Forma Consolidated Condensed Balance Sheet gives pro forma effect to the sales of JM Ney and the real estate property, and the repayment of related debt obligations as if they occurred on November 30, 2001.

No income tax benefit has been reflected in the unaudited proforma consolidated income statements because, based upon the weight of available evidence, it is more likely than not that no income tax benefit would have been realized without the taxable income generated by JM Ney during the periods presented.

The unaudited pro forma consolidated condensed financial statements do not purport to be indicative of the results of operations or the financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented or which may be obtained in the future. The unaudited pro forma financial statements do not reflect any anticipated cost savings or additional costs that may be realized or incurred or are anticipated from the sale of JM Ney or the real estate property, and there can be no assurances that any such cost savings or additional costs may occur. The pro forma adjustments are described in the accompanying notes and are based on available information and certain assumptions that the Company believes are reasonable.

The accompanying pro forma information do not necessarily reflect the actual results that occurred upon the closing of the sale of certain assets of JM Ney to Deringer effective March 22, 2002. Among the factors that will cause actual results to differ from these pro forma condensed consolidated financial statements are a) the market price for precious metals were different than the November 30, 2001 market prices utilized in preparing the pro forma financial statements, b) the amount of inventory on hand or not subject to consignment borrowings were different than November 30, 2001 amounts, c) expenses of the transaction may differ from the amounts estimated herein and d) approximately $1,973,000 of LIFO gains not recognized as of November 30, 2001 were recognized in the Company's results of operations during the three months ended February 28, 2002, which will reduce the actual reported gain on sale for the three month period ending May 31, 2002.

ANDERSEN GROUP, INC.

Pro Forma Consolidated Condensed Balance Sheet

(In thousands, except per share data)

(Unaudited)

			As of November 30, 2001
	Historical Balances	Net Assets Sold Note (a)	Pro Forma Adjustments Note (b)	Pro Forma Subtotals	Sale of Real Estate Note (c)	Pro Forma Totals

Cash and cash equivalents	$ 635		$ 4,407	$ 5,042	$ 463	$ 5,505
Marketable securities	152			152		152
Accounts and other receivables	3,319			3,319		3,319
Inventories	1,958	(3,526)	1,605	37		37
Asset held for sale	1,692			1,692	(1,692)	-
Prepaid expenses and other current assets	568	(151)		417		417
Deferred Income Taxes			108	108	304	412
	------------	----------------	--------------	--------------	--------------	-------------
Total current assets	8,324	(3,677)	6,120	10,767	(925)	9,842

Property, plant and equipment, net	6,621	(2,932)		3,689		3,689
Prepaid pension expense	4,765			4,765		4,765
Investment in Moscow Broadband Communication Ltd.	2,760			2,760		2,760
Other assets	1,037	(127)	600	1,510		1,510
	------------	----------------	--------------	--------------	-------------	-------------
	$ 23,507	$ (6,736)	$ 6,720	$ 23,491	$ (925)	$ 22,566
	=======	=========	========	========	=======	=======

Current maturities of long-term debt	$ 444	$ (14)		430		$ 430
Notes payable to officer, net of unamortized discount	1,000			1,000	(1,000)	-
Short-term borrowings	-			-		-
Accounts payable	509			509		509
Accrued liabilities	1,369	(250)		1,119	75	1,194
Deferred income taxes	546		(546)	-		-
	------------	----------------	--------------	--------------	------------	-------------
Total current liabilities	3,868	(264)	(546)	3,058	(925)	2,133
Long-term debt, less current maturities	2,158			2,158		2,158
Subordinated note payable, net of unamortized discount	1,488		(1,488)	-		-
Other liabilities	1,838		(205)	1,633		1,633
Deferred income taxes	1,342		64	1,406		1,406
	------------	- ---------------	--------------	--------------	------------	-------------
Total liabilities	10,694	(264)	(2,175)	8,255	(925)	7,330
	------------	----------------	--------------	--------------	------------	-------------
Stockholders' equity
Cumulative convertible preferred stock	3,497			3,497		3,497
Common stock	21			21		21
Additional paid-in capital	6,568		45	6,613		6,613
Retained earnings	2,727		2,378	5,105		5,105
	-----------	---------------	--------------	--------------	------------	-------------
Total stockholders' equity	12,813	-	2,423	15,236		15,236
	------------	---------------	--------------	--------------	------------	-------------
	$ 23,507	$ (264)	$ 248	$ 23,491	$ (925)	$ 22,566
	=======	=========	========	========	=======	=======

Andersen Group, Inc.

Unaudited Pro Forma Consolidated Condensed Statements of Operations

For the Nine Months Ended November 30, 2001

(In thousands, except per share date)

(Unaudited)

		Less			Less
	Historical	Historical	Pro forma	Pro Forma	Discontinued	Pro Forma
	Amounts	JM Ney Note f	Adjustments Notes d and e	Subtotals	Real Estate	Totals

Sales and revenues:
Net sales	$ 21,746	(21,746)	$ -	-		$ -
Investment and other income	460	7	217	684	(254)	430
	------------	-----------	-------------	--------------	--------------	--------------
	22,206	(21,739)	217	684	(254)	430
	------------	------------	-------------	--------------	--------------	--------------
Costs and expenses:
Cost of sales	15,797	(15,797)		-		-
Selling, general and administrative	3,568	(2,268)	22	1,322	(396)	926
Research and development	1,450	(1,450)		-		-
Loss on asset held for sale	197	-		197	(197)	-
Interest expense	924	(624)		300	(67)	233
	------------	-----------	-------------	--------------	--------------	--------------
	21,936	(20,139)	22	1,819	(660)	1,159
	------------	-----------	-------------	--------------	--------------	--------------
Income before equity in losses of
unconsolidated subsidiary and income taxes	270	(1,600)	195	(1,135)	406	(729)
Equity in losses of Moscow Broadband	(594)			(594)		(594)
	------------	-----------	-------------	--------------	--------------	--------------

Loss before income taxes	(324)	(1,600)	195	(1,729)	406	(1,323)
Income tax (benefit)	103	(608)	351	(154)	154	-
	------------	-----------	-------------	--------------	--------------	--------------

Net loss from continuing operations	$ (427)	$ (992)	$ (156)	$ (1,575)	$ 252	$ (1,323)
		=======	========	========	========
Cumulative effect-type accounting adjustment- loss on derivative securities, net of income tax	(47)					(47)
	------------					------------
Net loss	(474)					(1,370)

Preferred dividends	(216)					(216)
	------------					------------
Loss applicable to common shares	$(690)					$(1,586)
	=======					=======
Loss per common share
Basic and diluted:
Net loss before cumulative effect-type accounting adjustment	$(0.31)					$(0.74)
Cumulative effect-type accounting adjustment	(0.02)					(0.02)
	------------					------------
Loss per common share	$(0.33)					$(0.76)
	=======					=======

ANDERSEN GROUP, INC.

Unaudited Pro Forma Consolidated Condensed Statements of Operations

For the Year Ended February 28, 2001

(In thousands, except per share data)

(Unaudited)

					Less
	Historical	Less	Pro Forma	Pro Forma	Discontinued	Pro Forma
	Amounts	JM Ney Note f	Adjustments Notes d and e	Subtotals	Real Estate	Totals

Sales and revenues:
Net sales	$ 39,462	$ (39,462)	$ -	$ -	$ -	$ -
Investment and other income	696	2	290	988	(445)	543
	------------	------------	--------------	--------------	---------------	----------
	40,158	(39,460)	290	988	(445)	543
	-------------	------------	--------------	--------------	---------------	---------
Costs and expenses:
Cost of sales	30,679	(30,679)		-		-
Selling, general and administrative	6,078	(4,273)	40	1,845	(606)	1,239
Research and development	2,348	(2,348)		-		-
Restructuring costs	256	(256)		-		-
Interest expense	1,971	(1,521)		450	(89)	361
	-------------	-------------	--------------	--------------	---------------	---------
	41,332	(39,077)	40	2,295	(695)	1,600
	-------------	------------	--------------	--------------	---------------	---------
Income before equity in losses of
unconsolidated subsidiary and income taxes	(1,174)	(383)	250	(1,307)	250	(1,057)

Equity in losses of Moscow Broadband	(730)			(730)		(730)
	-------------	------------	--------------	--------------	--------------	-----------

Loss before income taxes	(1,904)	(383)	250	(2,037)	250	(1,787)

Income tax (benefit)	(281)	(146)	332	(95)	95	-
	--------------	---------------	--------------	--------------	--------------	----------

Net loss from continuing operations	(1,623)	$ (237)	$ (82)	$(1,942)	$ 155	(1,787)
		=======	=======	=======	=======
Preferred dividends	(304)					(304)
	--------------					-----------
(Loss) applicable to common shareholders	$ (1,927)					$ (2,091)
	=======					=======

Loss per common share - Basic and diluted	$ (0.94)					$ (1.02)
	========					=======

ANDERSEN GROUP, INC.

Unaudited Pro Forma Consolidated Condensed Statements of Operations

For the Year Ended February 29, 2000

(In thousands, except per share data)

(Unaudited)

	Historical	Less	Pro forma	Pro Forma
	Amounts	JM Ney Note f	Adjustments Notes d and e	Totals

Sales and revenues:
Net sales	$ 28,844	$ (28,844)	$ -	$ -
Investment and other income	1,467	(205)	290	1,552
	------------	--------------	------------	------------
	30,311	(29,049)	290	1,552
	------------	--------------	------------	------------
Costs and expenses:
Cost of sales	21,181	(21,181)		-
Selling, general and administrative	6,815	(4,360)	48	2,503
Research and development	2,203	(2,203)		-
Interest expense	1,725	(1,300)	(1)	424
	------------	--------------	------------	------------
	31,924	(29,044)	47	2,927
	------------	--------------	------------	------------
Income before equity in losses of
unconsolidated subsidiary and income taxes	(1,613)	(5)	243	(1,375)
Income tax (benefit)	(626)	(2)	628	-
	------------	--------------	------------	------------

Net loss	(987)	(3)	(385)	(1,375)
Preferred dividends	(362)			(362)
	-------------	--------------	-------------	-------------
(Loss) applicable to common shareholders	$ (1,349)	$ (3)	$ (385)	$ (1,737)
	=======	=======	=======	=======
Loss per common share - Basic and diluted	$ (0.70)			$ (0.90)
	=======			=======

ANDERSEN GROUP, INC.

Unaudited Pro Forma Consolidated Condensed Statements of Operations

For the Year Ended February 28, 1999

(In thousands, except per share data)

(Unaudited)

	Historical	Less	Pro Forma
	Amounts	JM Ney Note f	Adjustments Notes d and e	Pro Forma

Sales and revenues:
Net sales	$ 26,838	$ (26,838)	$ -	$ -
Investment and other income	(3,238)	1	290	(2,947)
	-----------	-------------	------------	------------
	23,600	(26,837)	290	(2,947)
	-----------	-------------	------------	------------
Costs and expenses:
Cost of sales	18,255	(18,255)		-
Selling, general and administrative	6,170	(4,136)	(436)	1,598
Research and development	1,888	(1,888)		-
Interest expense	1,735	(1,228)		507
	-----------	--------------	------------	------------
	28,048	(25,507)	(436)	2,105
	-----------	--------------	------------	-----------
Loss from continuing operations before
income taxes	(4,448)	(1,330)	726	5,052

Income tax (benefit)	(1,484)	(505)	1,990	-
	-----------	--------------	------------	------------

Net income before cumulative effect accounting adjustment	(2,964)	$ (825)	$ (1,264)	(5,052)
		=======	=======
Loss on sale of discontinued ultrasonics segment net of income tax benefit of $71	(116)			(116)
	-----------			-----------
Net loss	(3,080)			(5,168)
Preferred dividends	(385)			(385)
	-----------			-----------

Loss applicable to common shareholders	$(3,465)			$(5,553)
	=======			=======
Loss per common share -
Basic and diluted:
Continuing operations	$(1.74)			$(2.82)
Loss on sale of discontinued segment	(.06)			(.06)
	-----------			-----------
Loss per common share	$(1.80)			$(2.88)
	=======			======

ANDERSEN GROUP, INC.

Notes to Unaudited Pro Forma Consolidated Condensed

Financial Statements

(In thousands, except per share data)

a) Reflects the net assets of JM Ney to be sold to Deringer.

b) Reflects the pro forma proceeds, use of proceeds and adjustments from the sale of assets as if the sale had occurred effective November 30, 2001:

Cash	JM Ney
Proceeds from sale:
Base amount, per contract	$ 5,269
Fixed asset additions	183
Value of purchased inventory	6,151
Value of Purchased Prepaid Expenses	104
Principal component of liabilities assumed	(14)
Value of Hired Employee Vacation Accrual	(250)
----------
Gross proceeds	11,443
Escrow - long term, included within "Other Assets"	600
-----------
Cash proceeds available at closing	$10,843
-----------
Use of proceeds:
Professional and other expenses of the sale	(530)
Purchase of bank warrants	(160)
Purchase of stock options	(275)
Severance payments	(575)
---------
(1,540)
Payment of precious metal consignment leases (netted in Inventory)	(1,605)
Payment of subordinated note payable	(1,500)
Payment of income taxes	(1,791)
---------
Total uses of proceeds	(6,436)
---------
Cash proceeds, net of escrow cash	$ 4,407
=====
Deferred income taxes
Increase in net current deferred income tax benefit	$654
Increase in net noncurrent deferred income tax liability	(64)
---------
Net deferred income tax benefit	$590
---------
Subordinated note payable
Payment of subordinated note payable	$(1,500)
Pro forma write-off of unamortized discount	12
---------
Pro forma change in subordinated note payable, net	$(1,488)
-----------

Additional paid-in capital
Estimated payment for bank warrants	$(160)
Adjustment for reduction of minority interest, included in Other liabilities	205
-----------
$ 45
-----------
Retained earnings
Gross proceeds from sale	$11,443
Book value of assets sold	(6,472)

Expense of sale:
Professional and other expenses of the sale	(530)
Severance payments	(575)
Purchase of stock options	(275)
Write-off of unamortized discount on subordinated note	(12)
-----------
3,579
Income tax expense:
Current income tax expense	(1,791)
Deferred income tax benefit	590
-----------
Net change in retained earnings	$2,378
======

  Reflects the pro forma proceeds, use of proceeds and adjustments from the sale of Real Estate.
Cash
Gross selling price	$ 1,900
Expenses of sale	(208)
-----------
Subtotal - recorded value of asset held for sale	1,692
Payment of note payable to officer	(1,000)
Income tax payments	(229)
-----------
Net pro forma change in cash	$ 463
======
Deferred income taxes/Accrued liabilities
Payment of income taxes	$ (229)
Increase of income taxes payable from change in net deferred tax asset	304
-----------
Net change in accrued liabilities	$ 75
=====

  Reflects pro forma adjustments in investment and other income, general and administrative expenses and interest expense as a result of the sale of JM Ney.

	Nine months ended	Year ended	Year ended	Year ended
	November 30, 2001	February 28, 2001	February 29, 2000	Feburary 28, 2001 1999
Investment and other income:
Rental income from lease of JM Ney's property	$ 217	$ 290	$ 290	$ 290
	========	=========	========	========
Selling, general and administrative expenses:
Add back depreciation of JM Ney's real estate being retained	$ 175	$ 232	$ 232	$ 232
Add back of historical pension expense (income)	72	108	116	(368)
Pro forma pension income from reduction of employees accruing service benefits	(225)	(300)	(300)	(300)
	-------------	---------------	------------	--------------
	$ 22	$ 40	$ 48	$ (436)
	========	========	=======	========

  Reflects adjustment of provision (benefit) for income taxes as a result of pro forma adjustments. Not ax benefit has been recorded, due to the valuation allowances against pro forma unrealizable net operating loss carryforwards.
	Nine months ended	Year ended	Year ended	Year ended
	November 30, 2001	February 28, 2001	February 29, 2000	February 28, 1999

Income tax expense (benefit) of pro forma pre tax income	$ 130	$ 127	$ 92	$ 276
Add: valuation allowance	221	205	447	1,714
	--------------	--------------	--------------	--------------
Pro forma adjustment to income tax expense	$ 351	$ 332	$ 539	$ 1,990
	=========	=========	=========	=========

No income tax benefit has been reflected in the unaudited proforma consolidated income statements because, based upon the weight of available evidence, it is more likely than not that no income tax benefit would have been realized without the taxable income generated by JM Ney during the periods presented.

f) The pro forma adjustments to the Company's historical Statements of Operations on pages F-3 through F-6 labeled "Less JM Ney" represent JM Ney's historical results of operations as separately disclosed on page F-

10 though F-22, with the exception that intercompany management fees and interest, and the related income tax effects thereof have been omitted. These represent intercompany expenses recorded by JM Ney that are recorded as income on the Company's books and eliminated in the consolidation of the Company's consolidated financial statements. Accordingly, since these charges will not continue after the sale of JM

Ney's assets, and they do not represent allocations of items that will remain with the Company after the sale,

there is no need to have these charges presented as adjustments to arrive at pro forma totals.